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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2006


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                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                  000-21507                   11-2723423
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

     On February 9, 2006, Powerwave Technologies, Inc. announced that it entered into an Asset Purchase Agreement with Celestica Inc., under which Celestica will acquire Powerwave's Philippines manufacturing operations. Under the terms of the Asset Purchase Agreement, Celestica will pay Powerwave approximately $19 million in cash to acquire the manufacturing operation, including buildings and all inventory and equipment at the site and will become Powerwave's preferred manufacturing partner. The transaction is subject to certain closing adjustments and conditions and is expected to close in March 2006. A copy of the press release announcing this transaction is attached hereto as Exhibit 99.1.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

        The following exhibit is furnished as part of this report:



     Exhibit
     Number       Description
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     99.1         Press release dated February 9, 2006







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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 9, 2006                             POWERWAVE TECHNOLOGIES, INC

                                            By:      /s/ Kevin T. Michaels

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                                                        Kevin T. Michaels
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX




Exhibit
Number          Description
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99.1            Press release dated February 9, 2006